Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

SECOND QUARTER 2024

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second quarter 2024

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	As of					$ Change	$ Change
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	From Dec. 31,2023	From Jun. 30, 2023
Assets:
Cash and cash equivalents	$400,059	$546,363	$316,567	$219,653	$241,967	$83,492	$158,092
Investment securities, net of allowance for credit losses	557,459	664,294	667,874	703,007	706,238	(110,415)	(148,779)
Loans held for sale	41,904	100,060	27,235	24,683	25,582	14,669	16,322
Loans	5,264,270	5,224,292	5,239,861	5,081,099	5,053,142	24,409	211,128
Allowance for credit losses	(80,687)	(108,702)	(82,130)	(74,576)	(72,202)	1,443	(8,485)
Loans, net	5,183,583	5,115,590	5,157,731	5,006,523	4,980,940	25,852	202,643
Federal Home Loan Bank stock, at cost	23,840	43,729	23,770	31,420	29,395	70	(5,555)
Premises and equipment, net	33,224	33,557	33,411	33,926	33,840	(187)	(616)
Right-of-use assets	31,720	33,210	34,691	35,907	34,939	(2,971)	(3,219)
Goodwill	40,516	40,516	40,516	40,516	40,516	—	—
Other real estate owned ("OREO")	1,265	1,486	1,370	1,423	1,478	(105)	(213)
Bank owned life insurance ("BOLI")	105,462	104,670	103,916	103,211	102,521	1,546	2,941
Other assets and accrued interest receivable	197,542	192,117	187,810	186,206	172,363	9,732	25,179
Total assets	$6,616,574	$6,875,592	$6,594,891	$6,386,475	$6,369,779	$21,683	$246,795

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$1,279,390	$1,359,516	$1,676,998	$1,702,979	$1,854,907	$(397,608)	$(575,517)
Interest-bearing	3,789,657	4,061,133	3,376,165	3,090,603	2,874,374	413,492	915,283
Total deposits	5,069,047	5,420,649	5,053,163	4,793,582	4,729,281	15,884	339,766

Securities sold under agreements to
repurchase ("SSUAR") and other short-term borrowings	72,598	84,522	97,618	80,797	92,093	(25,020)	(19,495)
Operating lease liabilities	32,602	34,076	35,539	36,726	35,721	(2,937)	(3,119)
Federal Home Loan Bank advances	370,000	270,000	380,000	465,000	520,000	(10,000)	(150,000)
Other liabilities and accrued interest payable	116,904	130,762	115,815	116,970	105,713	1,089	11,191
Total liabilities	5,661,151	5,940,009	5,682,135	5,493,075	5,482,808	(20,984)	178,343

Stockholders' equity	955,423	935,583	912,756	893,400	886,971	42,667	68,452
Total liabilities and stockholders' equity	$6,616,574	$6,875,592	$6,594,891	$6,386,475	$6,369,779	$21,683	$246,795

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Average Balance Sheet Data
	Three Months Ended					Six Months Ended		$ Change (8)
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023	6M to 6M
Assets:

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$393,095	$454,426	$201,206	$177,003	$114,368	$423,761	$177,439	$246,322
Investment securities, including FHLB stock	670,114	732,678	769,016	771,453	774,829	701,396	774,006	(72,610)
Loans, including loans held for sale	5,262,719	5,454,344	5,111,263	5,006,081	4,904,167	5,358,531	4,785,513	573,018
Total interest-earning assets	6,325,928	6,641,448	6,081,485	5,954,537	5,793,364	6,483,688	5,736,958	746,730

Allowance for credit losses	(108,194)	(96,446)	(75,747)	(73,438)	(96,720)	(102,320)	(89,995)	(12,325)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	102,712	280,618	101,119	96,303	113,865	191,665	204,382	(12,717)
Premises and equipment, net	33,452	33,889	33,940	34,013	33,967	33,671	33,104	567
Bank owned life insurance	105,128	104,305	103,557	102,825	102,599	104,716	102,303	2,413
Other assets	247,858	255,758	231,207	220,595	210,350	251,809	198,327	53,482

Total assets	$6,706,884	$7,219,572	$6,475,561	$6,334,835	$6,157,425	$6,963,229	$6,185,079	$778,150

Liabilities and Stockholders' Equity:

Interest-bearing liabilities:
Interest-bearing deposits	$3,848,238	$4,004,846	$3,210,495	$2,976,852	$2,828,733	$3,926,542	$2,746,373	$1,180,169
SSUARs and other short-term borrowings	88,326	102,592	141,861	90,063	117,852	95,459	160,146	(64,687)
Federal Home Loan Bank advances	305,604	536,209	357,321	441,543	256,000	420,907	250,702	170,205
Total interest-bearing liabilities	4,242,168	4,643,647	3,709,677	3,508,458	3,202,585	4,442,908	3,157,221	1,285,687

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,366,862	1,490,048	1,715,408	1,794,874	1,927,486	1,428,455	2,007,877	(579,422)
Other liabilities	144,108	152,835	144,194	133,237	132,687	148,472	133,002	15,470
Stockholders' equity	953,746	933,042	906,282	898,266	894,667	943,394	886,979	56,415

Total liabilities and stockholders’ equity	$6,706,884	$7,219,572	$6,475,561	$6,334,835	$6,157,425	$6,963,229	$6,185,079	$778,150

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Total Company Average Balance Sheet and Interest Rates

	Three Months Ended June 30, 2024			Three Months Ended June 30, 2023
	Average		Average	Average		Average
(dollars in thousands)	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Interest-earning assets:
Federal funds sold and other interest-earning deposits	$393,095	$5,334	5.46%	$114,368	$1,558	5.45%
Investment securities, including FHLB stock (a)	670,114	5,144	3.09	774,829	5,296	2.73
TRS Refund Advance loans (b)	37,103	742	8.04	28,203	40	0.57
RCS LOC products (b)	42,011	11,272	107.91	32,876	8,417	102.41
Other RPG loans (c) (f)	104,042	2,069	8.00	100,960	1,948	7.72
Outstanding Warehouse lines of credit (d) (f)	456,908	9,064	7.98	462,755	8,520	7.36
All other Core Bank loans (e) (f)	4,622,655	64,075	5.57	4,279,373	53,275	4.98

Total interest-earning assets	6,325,928	97,700	6.21	5,793,364	79,054	5.46

Allowance for credit losses	(108,194)			(96,720)

Noninterest-earning assets:
Noninterest-earning cash and cash equivalents	102,712			113,865
Premises and equipment, net	33,452			33,967
Bank owned life insurance	105,128			102,599
Other assets (a)	247,858			210,350
Total assets	$6,706,884			$6,157,425

LIABILITIES AND STOCKHOLDERS’ EQUITY

Interest-bearing liabilities:
Transaction accounts	$1,821,025	$6,323	1.40%	$1,481,583	$2,564	0.69%
Money market accounts	1,120,833	9,652	3.46	836,763	4,740	2.27
Time deposits	387,150	3,859	4.01	287,102	1,900	2.65
Reciprocal money market and time deposits	334,496	3,514	4.23	186,707	1,550	3.32
Brokered deposits	184,734	2,425	5.28	36,578	462	5.05

Total interest-bearing deposits	3,848,238	25,773	2.69	2,828,733	11,216	1.59

SSUARs and other short-term borrowings	88,326	132	0.60	117,852	174	0.59
Federal Home Loan Bank advances and other long-term borrowings	305,604	3,259	4.29	256,000	3,135	4.90

Total interest-bearing liabilities	4,242,168	29,164	2.77	3,202,585	14,525	1.81

Noninterest-bearing liabilities and Stockholders’ equity:
Noninterest-bearing deposits	1,366,862			1,927,486
Other liabilities	144,108			132,687
Stockholders’ equity	953,746			894,667
Total liabilities and stockholders’ equity	$6,706,884			$6,157,425

Net interest income		$68,536			$64,529

Net interest spread			3.44%			3.65%

Net interest margin			4.36%			4.46%

(a)	For the purpose of this calculation, the fair market value adjustment on debt securities is included as a component of other assets.
(b)	Interest income for Refund Advances and RCS line-of-credit products is composed entirely of loan fees.
(c)	Interest income includes loan fees of $15,000 and $24,000 for the three months ended June 30, 2024 and 2023.
(d)	Interest income includes loan fees of $322,000 and $300,000 for the three months ended June 30, 2024 and 2023.
(e)	Interest income includes loan fees of $1.3 million and $1.4 million for the three months ended June 30, 2024 and 2023.
(f)	Average balances for loans include the principal balance of nonaccrual loans and loans held for sale, and are inclusive of all loan premiums, discounts, fees and costs.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended					Six Months Ended		$ Change (8)
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023	6M to 6M

Total interest income (1)	$97,700	$130,632	$90,785	$85,868	$79,054	$228,332	$179,410	$48,922
Total interest expense	29,164	33,713	24,003	21,043	14,525	62,877	22,239	40,638
Net interest income	68,536	96,919	66,782	64,825	64,529	165,455	157,171	8,284

Provision (2)	5,143	30,622	10,989	3,730	6,139	35,765	32,905	2,860

Noninterest income:
Service charges on deposit accounts	3,526	3,313	3,470	3,559	3,527	6,839	6,826	13
Net refund transfer fees	3,811	10,820	220	242	4,479	14,631	15,286	(655)
Mortgage banking income (3)	1,612	310	983	852	907	1,922	1,707	215
Interchange fee income	3,351	3,157	3,305	3,282	3,419	6,508	6,470	38
Program fees (3)	4,398	4,179	4,561	4,041	3,739	8,577	6,980	1,597
Increase in cash surrender value of BOLI	792	754	705	690	689	1,546	1,324	222
Death benefits in excess of cash surrender value of life insurance	—	—	—	—	1,728	—	1,728	(1,728)
Net losses on OREO	(48)	(53)	(53)	(53)	(52)	(101)	(105)	4
Other*	904	893	1,589	1,732	1,215	1,797	2,116	(319)
Total noninterest income*	18,346	23,373	14,780	14,345	19,651	41,719	42,332	(613)

Noninterest expense:
Salaries and employee benefits	29,143	29,716	26,397	28,747	30,764	58,859	60,725	(1,866)
Technology, equipment, and communication	7,340	7,490	7,648	7,311	6,920	14,830	14,148	682
Occupancy	3,409	3,822	3,467	3,503	3,591	7,231	6,997	234
Marketing and development	2,705	1,924	2,304	2,055	2,513	4,629	4,087	542
FDIC insurance expense	748	772	690	677	724	1,520	1,361	159
Interchange related expense	1,412	1,298	1,536	1,580	1,350	2,710	2,849	(139)
Legal and professional fees	770	1,055	511	803	829	1,825	1,890	(65)
Merger expense	—	41	92	(132)	127	41	2,200	(2,159)
Other (2)*	4,107	4,853	4,409	3,824	4,715	8,960	9,719	(759)
Total noninterest expense*	49,634	50,971	47,054	48,368	51,533	100,605	103,976	(3,371)

Income before income tax expense	32,105	38,699	23,519	27,072	26,508	70,804	62,622	8,182
Income tax expense	6,899	8,093	3,860	5,501	5,456	14,992	13,478	1,514

Net income	$25,206	$30,606	$19,659	$21,571	$21,052	$55,812	$49,144	$6,668

(*) For the three months ended September 30, 2023 management has reclassified certain items between noninterest income and noninterest expense.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended					As of and for the Six Months Ended		Change (8)
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023	From Jun. 30, 2023 or 6M to 6M
Per Share Data:

Basic weighted average shares outstanding	19,633	19,607	19,586	19,706	19,884	19,626	19,909	(283)
Diluted weighted average shares outstanding	19,714	19,694	19,673	19,774	19,906	19,694	19,961	(267)

Period-end shares outstanding:
Class A Common Stock	17,271	17,260	17,203	17,296	17,449	17,271	17,449	(178)
Class B Common Stock	2,151	2,151	2,155	2,157	2,157	2,151	2,157	(6)

Book value per share (4)	$49.19	$48.20	$47.15	$45.93	$45.24	$49.19	$45.24	$3.95
Tangible book value per share (4)	46.63	45.63	44.55	43.31	42.63	46.63	42.63	4.00

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$1.31	$1.59	$1.01	$1.11	$1.07	$2.88	$2.50	$0.38
Basic EPS - Class B Common Stock	1.18	1.44	0.93	1.01	0.98	2.62	2.27	0.35
Diluted EPS - Class A Common Stock	1.30	1.58	1.01	1.10	1.07	2.87	2.50	0.37
Diluted EPS - Class B Common Stock	1.18	1.43	0.92	1.01	0.98	2.61	2.27	0.34

Cash dividends declared per Common share:
Class A Common Stock	$0.407	$0.407	$0.374	$0.374	$0.374	$0.814	$0.748	$0.066
Class B Common Stock	0.370	0.370	0.340	0.340	0.340	0.740	0.680	0.060

Performance Ratios:

Return on average assets	1.50%	1.70%	1.21%	1.36%	1.37%	1.61%	1.60%	0.01%
Return on average equity	10.57	13.12	8.68	9.61	9.41	11.90	11.14	0.76
Efficiency ratio (5)	57	42	58	61	62	49	51	(2)
Yield on average interest-earning assets (1)	6.21	7.91	5.92	5.77	5.46	7.08	6.25	0.83
Cost of average interest-bearing liabilities	2.77	2.92	2.57	2.40	1.81	2.85	1.41	1.44
Cost of average deposits (6)	1.98	1.97	1.60	1.30	0.94	1.98	0.68	1.30
Net interest spread (1)	3.44	4.99	3.35	3.37	3.65	4.23	4.84	(0.61)
Net interest margin - Total Company (1)	4.36	5.87	4.36	4.35	4.46	5.13	5.48	(0.35)
Net interest margin - Core Bank	3.46	3.30	3.40	3.43	3.65	3.38	3.81	(0.43)

Other Information:

End of period FTEs (7) - Total Company	999	1,011	1,019	1,033	1,043	999	1,043	(44)
End of period FTEs - Core Bank	943	952	962	976	985	943	985	(42)
Number of full-service banking centers	47	47	47	46	45	47	45	2

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Loan Composition and Allowance for Credit Losses on Loans
	As of					Change	Change
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	From Dec. 31,2023	From Jun. 30, 2023
Loan Composition

Traditional Banking:
Residential real estate:
Owner occupied	$1,058,139	$1,064,071	$1,144,684	$1,128,745	$1,086,751	$(86,545)	$(28,612)
Nonowner occupied	331,954	342,481	345,965	344,682	350,390	(14,011)	(18,436)
Commercial real estate	1,821,798	1,800,801	1,785,289	1,745,187	1,727,092	36,509	94,706
Construction & land development	239,615	237,998	217,338	189,756	179,479	22,277	60,136
Commercial & industrial	452,815	453,971	464,078	473,790	478,759	(11,263)	(25,944)
Lease financing receivables	88,529	88,272	88,591	85,242	79,804	(62)	8,725
Aircraft	240,275	246,060	250,051	226,947	208,512	(9,776)	31,763
Home equity	325,086	309,083	295,133	275,750	255,755	29,953	69,331
Consumer:
Credit cards	16,547	16,858	16,654	16,950	17,134	(107)	(587)
Overdrafts	746	629	694	640	706	52	40
Automobile loans	1,599	2,054	2,664	3,380	4,177	(1,065)	(2,578)
Other consumer	12,064	11,372	7,428	5,674	6,109	4,636	5,955
Total Traditional Banking	4,589,167	4,573,650	4,618,569	4,496,743	4,394,668	(29,402)	194,499
Warehouse lines of credit	549,011	463,249	339,723	457,033	539,560	209,288	9,451
Total Core Banking	5,138,178	5,036,899	4,958,292	4,953,776	4,934,228	179,886	203,950

Republic Processing Group:
Tax Refund Solutions:
Refund Advances	—	52,101	103,115	—	—	(103,115)	—
Other TRS commercial & industrial loans	92	5,396	46,092	354	193	(46,000)	(101)
Republic Credit Solutions	126,000	129,896	132,362	126,969	118,721	(6,362)	7,279
Total Republic Processing Group	126,092	187,393	281,569	127,323	118,914	(155,477)	7,178

Total loans - Total Company	$5,264,270	$5,224,292	$5,239,861	$5,081,099	$5,053,142	$24,409	$211,128

Allowance for Credit Losses on Loans ("Allowance")

Traditional Banking	$59,865	$59,176	$58,998	$56,931	$55,567	$867	$4,298
Warehouse Lending	1,370	1,156	847	1,143	1,346	523	24
Total Core Banking	61,235	60,332	59,845	58,074	56,913	1,390	4,322

Tax Refund Solutions	—	30,069	3,990	1	—	(3,990)	—
Republic Credit Solutions	19,452	18,301	18,295	16,501	15,289	1,157	4,163
Total Republic Processing Group	19,452	48,370	22,285	16,502	15,289	(2,833)	4,163

Total Allowance - Total Company	$80,687	$108,702	$82,130	$74,576	$72,202	$(1,443)	$8,485

Allowance to Total Loans

Traditional Banking	1.30%	1.29%	1.28%	1.27%	1.26%	0.02%	0.04%
Warehouse Lending	0.25	0.25	0.25	0.25	0.25	—	—
Total Core Banking	1.19	1.20	1.21	1.17	1.15	(0.02)	0.04

Tax Refund Solutions	—	52.30	2.67	0.28	—	(2.67)	—
Republic Credit Solutions	15.44	14.09	13.82	13.00	12.88	1.62	2.56
Total Republic Processing Group	15.43	25.81	7.91	12.96	12.86	7.52	2.57

Total Company	1.53	2.08	1.57	1.47	1.43	(0.04)	0.10

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second quarter 2024 (continued)

(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended					As of and for the Six Months Ended		Change (8)
	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023	From Jun. 30, 2023 or 6M to 6M
Credit Quality Asset Balances and Net Charge-off ("NCO") Data:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$19,910	$19,258	$19,150	$18,127	$16,957	$19,910	$16,957	$2,953
Loans past due 90-days-or-more and still on accrual	631	2,116	1,468	1,037	547	631	547	84
Total nonperforming loans	20,541	21,374	20,618	19,164	17,504	20,541	17,504	3,037
OREO	1,265	1,486	1,370	1,423	1,478	1,265	1,478	(213)
Total nonperforming assets	$21,806	$22,860	$21,988	$20,587	$18,982	$21,806	$18,982	$2,824

Nonperforming Assets - Core Bank:
Loans on nonaccrual status	$19,910	$19,258	$19,150	$18,127	$16,957	$19,910	$16,957	$2,953
Loans past due 90-days-or-more and still on accrual	—	—	—	—	—	—	—	—
Total nonperforming loans	19,910	19,258	19,150	18,127	16,957	19,910	16,957	2,953
OREO	1,265	1,486	1,370	1,423	1,478	1,265	1,478	(213)
Total nonperforming assets	$21,175	$20,744	$20,520	$19,550	$18,435	$21,175	$18,435	$2,740

Delinquent Loans:
Delinquent loans - Core Bank	$9,313	$7,796	$8,176	$6,806	$5,875	$9,313	$5,875	$3,438
RPG	9,970	13,616	13,916	12,328	10,043	9,970	10,043	(73)
Total delinquent loans - Total Company	$19,283	$21,412	$22,092	$19,134	$15,918	$19,283	$15,918	$3,365

NCOs (Recoveries) by Segment:
Traditional Bank	$232	$180	$220	$203	$125	$412	$202	$210
Warehouse Lending loans	—	—	—	—	—	—	—	—
Core Bank loans	232	180	220	203	125	412	202	210
Tax Refund Solutions	28,887	(305)	(1,052)	(1,968)	25,762	28,582	25,477	3,105
Republic Credit Solutions	4,045	4,175	4,267	3,121	2,787	8,220	5,653	2,567
RPG	32,932	3,870	3,215	1,153	28,549	36,802	31,130	5,672
Total NCOs (recoveries) - Total Company	$33,164	$4,050	$3,435	$1,356	$28,674	$37,214	$31,332	$5,882

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.39%	0.41%	0.39%	0.38%	0.35%	0.39%	0.35%	0.04%
Nonperforming assets to total loans (including OREO)	0.41	0.44	0.42	0.41	0.38	0.41	0.38	0.03
Nonperforming assets to total assets	0.33	0.33	0.33	0.32	0.30	0.33	0.30	0.03
Allowance for credit losses to total loans	1.53	2.08	1.57	1.47	1.43	1.53	1.43	0.10
Allowance for credit losses to nonperforming loans	393	509	398	389	412	393	412	(19)
Delinquent loans to total loans (9)	0.37	0.41	0.42	0.38	0.32	0.37	0.32	0.05
NCOs (recoveries) to average loans (annualized)	2.52	0.30	0.27	0.11	2.34	1.40	1.32	0.08

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.39%	0.38%	0.39%	0.37%	0.34%	0.39%	0.34%	0.05%
Nonperforming assets to total loans (including OREO)	0.41	0.41	0.41	0.39	0.37	0.41	0.37	0.04
Nonperforming assets to total assets	0.35	0.33	0.35	0.33	0.32	0.35	0.32	0.03
Allowance for credit losses to total loans	1.19	1.20	1.21	1.17	1.15	1.19	1.15	0.04
Allowance for credit losses to nonperforming loans	308	313	313	320	336	308	336	(28)
Delinquent loans to total loans	0.18	0.15	0.16	0.14	0.12	0.18	0.12	0.06
Annualized NCOs (recoveries) to average loans	0.02	0.01	0.02	0.02	0.01	0.02	0.01	0.01

TRS Refund Advances ("RAs")

RAs originated	$—	$771,091	$103,115	$—	$—	$771,091	$737,047	$34,044
Net (credit) charge to the Provision for RAs	(1,158)	25,718	2,877	(1,939)	(161)	24,560	21,554	3,006
RAs NCOs (recoveries)	28,764	(275)	(1,052)	(1,939)	25,636	28,489	25,351	3,138

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second quarter 2024 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of June 30, 2024, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Tax Refund Solutions (“TRS”), Republic Payment Solutions (“RPS”), and Republic Credit Solutions (“RCS”). Management considers the first two segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last three segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking

Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.

Loans, investments, and deposits

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit

Republic Processing Group:

Tax Refund Solutions

TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. TRS products are primarily provided to clients outside of the Bank’s market footprint.

Loans and refund transfers

Republic Payment Solutions	RPS offers general-purpose reloadable cards. RPS products are primarily provided to clients outside of the Bank’s market footprint.	Prepaid cards

Republic Credit Solutions

Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.

Unsecured, consumer loans

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2023 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second quarter 2024 (continued)

Segment information for the quarters and years ended June 30, 2024 and 2023 follows:

	Three Months Ended June 30, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$49,915	$2,914	$52,829	$823	$2,930	$11,954	$15,707	$68,536

Provision for expected credit loss expense	915	214	1,129	(1,182)	—	5,196	4,014	5,143

Net refund transfer fees	—	—	—	3,811	—	—	3,811	3,811
Mortgage banking income	1,612	—	1,612	—	—	—	—	1,612
Program fees	—	—	—	—	760	3,638	4,398	4,398
Other noninterest income	8,435	13	8,448	75	1	1	77	8,525
Total noninterest income	10,047	13	10,060	3,886	761	3,639	8,286	18,346

Total noninterest expense	41,712	927	42,639	2,024	1,018	3,953	6,995	49,634

Income (loss) before income tax expense	17,335	1,786	19,121	3,867	2,673	6,444	12,984	32,105
Income tax expense (benefit)	3,708	403	4,111	796	574	1,418	2,788	6,899

Net income (loss)	$13,627	$1,383	$15,010	$3,071	$2,099	$5,026	$10,196	$25,206

Period-end assets	$5,531,961	$549,472	$6,081,433	$32,106	$362,410	$140,625	$535,141	$6,616,574

Net interest margin	3.53%	2.57%	3.46%	NM	5.03%	NM	NM	4.36%

Net-revenue concentration*	70%	3%	73%	5%	4%	18%	27%	100%

	Three Months Ended June 30, 2023
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$48,743	$2,642	$51,385	$70	$3,940	$9,134	$13,144	$64,529

Provision for expected credit loss expense	1,860	202	2,062	(219)	—	4,296	4,077	6,139

Net refund transfer fees	—	—	—	4,479	—	—	4,479	4,479
Mortgage banking income	907	—	907	—	—	—	—	907
Program fees	—	—	—	—	728	3,011	3,739	3,739
Death benefits in excess of cash surrender value of life insurance	1,728	—	1,728	—	—	—	—	1,728
Other noninterest income	8,629	11	8,640	127	(9)	40	158	8,798
Total noninterest income	11,264	11	11,275	4,606	719	3,051	8,376	19,651

Total noninterest expense	44,475	1,008	45,483	2,160	983	2,907	6,050	51,533

Income before income tax expense	13,672	1,443	15,115	2,735	3,676	4,982	11,393	26,508
Income tax expense	2,649	322	2,971	573	818	1,094	2,485	5,456

Net income	$11,023	$1,121	$12,144	$2,162	$2,858	$3,888	$8,908	$21,052

Period-end assets	$5,287,197	$540,106	$5,827,303	$39,234	$376,194	$127,048	$542,476	$6,369,779

Net interest margin	3.77%	2.28%	3.65%	NM	4.52%	NM	NM	4.46%

Net-revenue concentration*	71%	3%	74%	6%	6%	14%	26%	100%

	Six Months Ended June 30, 2024
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$98,174	$5,171	$103,345	$31,733	$6,438	$23,939	$62,110	$165,455

Provision for expected credit loss expense	1,273	523	1,796	24,592	—	9,377	33,969	35,765

Net refund transfer fees	—	—	—	14,631	—	—	14,631	14,631
Mortgage banking income	1,922	—	1,922	—	—	—	—	1,922
Program fees	—	—	—	—	1,533	7,044	8,577	8,577
Other noninterest income	16,421	26	16,447	138	2	2	142	16,589
Total noninterest income	18,343	26	18,369	14,769	1,535	7,046	23,350	41,719

Total noninterest expense	83,106	1,805	84,911	6,536	1,972	7,186	15,694	100,605

Income (loss) before income tax expense	32,138	2,869	35,007	15,374	6,001	14,422	35,797	70,804
Income tax expense (benefit)	6,228	647	6,875	3,510	1,335	3,272	8,117	14,992

Net income (loss)	$25,910	$2,222	$28,132	$11,864	$4,666	$11,150	$27,680	$55,812

Period-end assets	$5,531,961	$549,472	$6,081,433	$32,106	$362,410	$140,625	$535,141	$6,616,574

Net interest margin	3.43%	2.61%	3.38%	NM	5.05%	NM	NM	5.13%

Net-revenue concentration*	56%	3%	59%	22%	4%	15%	41%	100%

	Six Months Ended June 30, 2023
	Core Banking			Republic Processing Group
			Total	Tax	Republic	Republic
	Traditional	Warehouse	Core	Refund	Payment	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Solutions	Solutions	Solutions	RPG	Company

Net interest income	$98,911	$4,729	$103,640	$28,377	$7,398	$17,756	$53,531	$157,171

Provision for expected credit loss expense	4,844	337	5,181	21,589	—	6,135	27,724	32,905

Net refund transfer fees	—	—	—	15,286	—	—	15,286	15,286
Mortgage banking income	1,707	—	1,707	—	—	—	—	1,707
Program fees	—	—	—	—	1,435	5,545	6,980	6,980
Death benefits in excess of cash surrender value of life insurance	1,728	—	1,728	—	—	—	—	1,728
Other noninterest income	16,300	22	16,322	242	2	65	309	16,631
Total noninterest income	19,735	22	19,757	15,528	1,437	5,610	22,575	42,332

Total noninterest expense	87,881	1,976	89,857	6,942	1,849	5,328	14,119	103,976

Income before income tax expense	25,921	2,438	28,359	15,374	6,986	11,903	34,263	62,622
Income tax expense	5,362	545	5,907	3,379	1,553	2,639	7,571	13,478

Net income	$20,559	$1,893	$22,452	$11,995	$5,433	$9,264	$26,692	$49,144

Period-end assets	$5,287,197	$540,106	$5,827,303	$39,234	$376,194	$127,048	$542,476	$6,369,779

Net interest margin	3.92%	2.39%	3.81%	NM	4.17%	NM	NM	5.48%

Net-revenue concentration*	60%	2%	62%	22%	4%	12%	38%	100%

Republic Bancorp, Inc.

Earnings Release Financial Supplement

Second quarter 2024 (continued)

Footnotes:

(1)	The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The following table presents the Company’s loan fees by segment:

	Three Months Ended					Six Months Ended		$ Change (8)
(dollars in thousands)	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023	6M to 6M

Traditional Banking	$1,281	$1,366	$1,400	$1,703	$1,311	$2,647	$2,254	$393
Warehouse Lending	322	263	235	254	294	585	542	43
Total Core Bank	1,603	1,629	1,635	1,957	1,605	3,232	2,796	436
TRS - Refund Advances	741	34,652	7	25	41	35,393	31,446	3,947
TRS - Other Loan Fees	15	1,219	1,089	6	24	1,234	956	278
RCS	11,272	11,372	10,514	9,763	8,416	22,644	16,378	6,266
Total RPG	12,028	47,243	11,610	9,794	8,481	59,271	48,780	10,491

Total loan fees - Total Company	$13,631	$48,872	$13,245	$11,751	$10,086	$62,503	$51,576	$10,927

(2)	Provision for expected credit loss expense includes provisions for losses on on-balance sheet loans and investment securities. Provision expense for off-balance sheet credit exposures is a component of “Other” noninterest expense.

(3)	In the ordinary course of business, the Bank originates for sale mortgage loans and consumer loans. Mortgage loans originated for sale are primarily originated and sold into the secondary market through the Bank’s Traditional Banking segment, while consumer loans originated for sale are originated and sold through the RCS segment. Gains on sale of mortgage loans are recorded as a component of Mortgage Banking income. Gains on sale of consumer loans are recorded as a component of Program Fees.

	As of and for the Three Months Ended					As of and for the Six Months Ended		$ Change (8)
(dollars in thousands)	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023	6M to 6M

Mortgage Loans Held for Sale

Balance, beginning of period	$80,884	$3,227	$2,711	$4,038	$1,034	$3,227	$1,302	$1,925
Originations	53,703	27,046	24,050	23,860	13,948	80,749	29,890	50,859
Transferred from held for investment to held for sale	(2,288)	69,464	—	—	—	67,176	—	67,176
Proceeds from sales	(123,693)	(18,773)	(24,134)	(25,681)	(11,483)	(142,466)	(28,113)	(114,353)
Fair value adjustment for correspondent loans reclassified to held for sale	997	(997)	—	—	—	—	—	—
Loss on correspondent loan sale	(1,012)	—	—	—	—	(1,012)	—	(1,012)
Net gain on sale	1,112	917	600	494	539	2,029	959	1,070
Balance, end of period	$9,703	$80,884	$3,227	$2,711	$4,038	$9,703	$4,038	$5,665

RCS Consumer Loans Held for Sale

Balance, beginning of period	$19,176	$24,008	$21,972	$21,544	$17,432	$24,008	$17,875	$6,133
Originations	402,141	188,347	300,281	287,088	262,404	590,488	469,626	120,862
Proceeds from sales	(392,755)	(196,584)	(302,118)	(289,997)	(261,301)	(589,339)	(471,500)	(117,839)
Net gain on sale	3,639	3,405	3,873	3,337	3,009	7,044	5,543	1,501
Balance, end of period	$32,201	$19,176	$24,008	$21,972	$21,544	$32,201	$21,544	$10,657

(4)	The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	As of
(dollars in thousands, except per share data)	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023

Total stockholders' equity - GAAP (a)	$955,423	$935,583	$912,756	$893,400	$886,971
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	7,030	7,102	7,411	7,710	7,995
Less: Core deposit intangible	2,187	2,302	2,439	2,576	2,713
Tangible stockholders' equity - Non-GAAP (c)	$905,690	$885,663	$862,390	$842,598	$835,747

Total assets - GAAP (b)	$6,616,574	$6,875,592	$6,594,891	$6,386,475	$6,369,779
Less: Goodwill	40,516	40,516	40,516	40,516	40,516
Less: Mortgage servicing rights	7,030	7,102	7,411	7,710	7,995
Less: Core deposit intangible	2,187	2,302	2,439	2,576	2,713
Tangible assets - Non-GAAP (d)	$6,566,841	$6,825,672	$6,544,525	$6,335,673	$6,318,555

Total stockholders' equity to total assets - GAAP (a/b)	14.44%	13.61%	13.84%	13.99%	13.92%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	13.79%	12.98%	13.18%	13.30%	13.23%

Number of shares outstanding (e)	19,422	19,411	19,358	19,453	19,606

Book value per share - GAAP (a/e)	$49.19	$48.20	$47.15	$45.93	$45.24
Tangible book value per share - Non-GAAP (c/e)	46.63	45.63	44.55	43.31	42.63

(5)	The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes material nonrecurring revenues and expenses related to the CBank merger, the BOLI benefit payment received, as well as net gains (losses) on sales, calls, and impairment of investment securities.

	Three Months Ended					Six Months Ended
(dollars in thousands)	Jun. 30, 2024	Mar. 31, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Jun. 30, 2024	Jun. 30, 2023

Net interest income - GAAP	$68,536	$96,919	$66,782	$64,825	$64,529	$165,455	$157,171
Noninterest income - GAAP	18,346	23,373	14,780	14,345	19,651	41,719	42,332
Less: BOLI benefit payment received	—	—	—	—	1,728	—	—
Less: Net gain (loss) on securities	1	—	6	2	3	1	1
Total adjusted income - Non-GAAP (a)	$86,881	$120,292	$81,556	$79,168	$82,449	$207,173	$199,502

Noninterest expense - GAAP	$49,634	$50,971	$47,054	$48,368	$51,533	$100,605	$103,976
Less: Merger expenses related to CBank acquisition	—	41	92	(132)	127	41	2,073
Adjusted noninterest expense - Non-GAAP (b)	$49,634	$50,930	$46,962	$48,500	$51,406	$100,564	$101,903

Efficiency Ratio - Non-GAAP (b/a)	57%	42%	58%	61%	62%	49%	51%

(6)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(7)	FTEs – Full-time-equivalent employees.

(8)	Quarter (“Q”) to Quarter changes compare the most recent quarter or quarter end to the same quarter or quarter end of a year prior. Year-to-date changes compare the most recent period or period end to the same period or period end of a year prior. Year-to-date changes are expressed as either 3M to 3M (three months), 6M to 6M (six months), 9M to 9M (nine months), or 12M to 12M (twelve months).

(9)	The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due. Delinquent loans as of June 30, 2024, included $0 of Refund Advances (“RA”), which do not have a contractual due date, but the Company considered an RA delinquent in 2024 if it remained unpaid 35 days after the taxpayer’s tax return was submitted to the applicable taxing authority.

NM – Not meaningful

NA – Not applicable

YTD – Year to date

CONTACT:

Republic Bancorp, Inc.

Kevin Sipes

Executive Vice President & Chief Financial Officer

(502) 560-8628